UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]    Preliminary Proxy Statement
[ ]    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]    Definitive Proxy Statement
[X]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to § 240.14a-12

       State Bank Financial Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)    Title of each class of securities to which transaction applies:

(2)    Aggregate number of securities to which transaction applies:

(3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act
Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)    Proposed maximum aggregate value of transaction:

(5)    Total fee paid:

[ ]    Fee paid previously with preliminary materials.

[ ]    Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)    Amount Previously Paid:
______________________________________
(2)    Form, Schedule or Registration Statement No.:
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(3)    Filing Party:
______________________________________
(4)    Date Filed:
______________________________________

STATE BANK FINANCIAL CORPORATION
3399 Peachtree Road NE
Suite 1900
Atlanta, Georgia 30326

On May 16, 2016, State Bank Financial Corporation retained D.F. King & Co., Inc., a division of American Stock Transfer & Trust Company, LLC, as its proxy solicitor for the annual meeting of our shareholders to be held on Wednesday, May 25, 2016 at 1:00 p.m. EDT at our headquarters located at 3399 Peachtree Road NE, Suite 1900, Atlanta, Georgia 30326.

D.F. King will provide comprehensive strategic consulting to us on all aspects of the solicitation, assist us in soliciting proxies, and provide timely reports to our management. In consideration of these services, D.F. King will receive $10,500 plus the reimbursement of their reasonable out-of–pocket expenses plus $4.50 for each contact and each vote taken by telephone, in addition to a charge of $0.60 for each attempt of contact.